Exhibit 99.1
VF CORPORATION
Unaudited Pro Forma Condensed Consolidated Financial Information
On October 2, 2024, V.F. Corporation ("VF" or the "Company") filed a Current Report on Form 8-K with the Securities and Exchange Commission ("SEC") to disclose that, among other things, the previously announced sale of its Supreme® brand business ("Supreme") was completed on October 1, 2024 (the "Closing Date"). As previously disclosed in the Current Report on Form 8-K filed by VF with the SEC on July 17, 2024, the Company entered into a Stock and Asset Purchase Agreement (the "Purchase Agreement"), dated July 16, 2024, between the Company and EssilorLuxottica S.A. ("Buyer"). Pursuant to the Purchase Agreement, VF agreed to sell Supreme to the Buyer for $1.5 billion, subject to customary adjustments for cash, indebtedness, working capital and transaction expenses as set forth in the Purchase Agreement. The Company expects to receive net cash proceeds of approximately $1.475 billion from the sale, subject to post-closing adjustments. As contractually obligated, the Company will repay its delayed draw Term Loan ("DDTL") within ten business days of the receipt of net cash proceeds.
The sale of Supreme constitutes a significant disposition for purposes of Item 2.01 of Form 8-K. VF has also determined that the sale of Supreme has met the criteria under Accounting Standards Codification 205-20, Presentation of Financial Statements - Discontinued Operations ("ASC 205-20") to be classified as a discontinued operation, as the sale represents a strategic shift that will have a significant effect on VF's operations and financial results. Accordingly, the Company will account for Supreme as a discontinued operation beginning in its Quarterly Report on Form 10-Q for the quarter ended September 28, 2024. The Company's estimates for discontinued operations as presented in the attached pro forma condensed consolidated financial information are preliminary and actual results could differ from these estimates as the Company finalizes the discontinued operations accounting to be reported in VF's Quarterly Report on Form 10-Q for the quarter ended September 28, 2024, as well as VF's Annual Report on Form 10-K for the year ending March 29, 2025.
The unaudited pro forma condensed consolidated financial statements presented below consist of an Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 29, 2024 and Unaudited Pro Forma Condensed Consolidated Statements of Operations for the three months ended June 29, 2024 and for the years ended March 30, 2024, April 1, 2023 and April 2, 2022.
The following unaudited pro forma condensed consolidated financial information is intended to show how the sale of Supreme might have affected the historical financial statements of the Company if the transaction had been completed at an earlier time as indicated herein. The unaudited pro forma condensed consolidated financial statements have been prepared in accordance with Article 11 of Regulation S-X and were derived from the Company’s historical consolidated financial statements and are being presented to give effect to the sale of Supreme. The unaudited pro forma condensed consolidated financial statements and the accompanying notes should be read in conjunction with:
i.The audited historical financial statements of the Company, the accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s Annual Report on Form 10-K for the year ended March 30, 2024 filed with the SEC on May 23, 2024; and
ii.The unaudited interim historical consolidated financial statements of the Company, the accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s Quarterly Report on Form 10-Q for the three months ended June 29, 2024 filed with the SEC on August 7, 2024.
The unaudited pro forma condensed consolidated financial statements are based on available information and assumptions that the Company’s management believes are reasonable as of the date of this filing. The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 29, 2024 adjusts the Company’s assets, liabilities, and stockholders' equity to reflect the sale of Supreme as of June 29, 2024. The Unaudited Pro Forma Condensed Consolidated Statements of Operations for the three months ended June 29, 2024 and for the years ended March 30, 2024, April 1, 2023 and April 2, 2022 reflect Supreme as a discontinued operation for all periods presented. In addition, the Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 29, 2024 and the Unaudited Pro Forma Condensed Consolidated Statements of Operations for the three months ended June 29, 2024 and for the year ended March 30, 2024, reflect certain "Pro Forma Adjustments" that are incremental to those related to the sale of Supreme and discontinued operations presentation of Supreme, as discussed above. The Pro Forma Adjustments in the unaudited pro forma condensed consolidated balance sheet and the unaudited pro forma condensed consolidated statements of operations are reflected as if the transaction had occurred on June 29, 2024 and April 2, 2023, respectively.
The unaudited pro forma condensed consolidated financial information is provided for informational purposes only and does not purport to represent the Company’s actual financial condition or results of operations had the Supreme sale occurred on the dates indicated nor does it project the Company’s results of operations or financial condition for any future period or date. The Company has prepared the unaudited pro forma condensed financial information based on available information using certain assumptions that it believes are reasonable. As a result, the actual results reported by the Company in periods following the Supreme sale may differ materially from this unaudited pro forma condensed financial information.

VF CORPORATION
Pro Forma Condensed Consolidated Balance Sheet
(Unaudited)
(In thousands, except share amounts)

	As of June 29, 2024
	Historical VF (as reported)	Sale of Supreme (A)	Notes	Pro Forma Adjustments (C)	Notes	Pro Forma VF
ASSETS
Current assets
Cash and equivalents	$637,420	$1,475,368	(i)	$(1,475,368)	(vi)	$637,420
Accounts receivable, net	1,055,571	(6,203)		—		1,049,368
Inventories	2,110,598	(50,870)		—		2,059,728
Other current assets	545,542	(25,867)		—		519,675
Total current assets	4,349,131	1,392,428		(1,475,368)		4,266,191
Property, plant and equipment, net	794,212	(34,401)		—		759,811
Intangible assets, net	2,571,765	(801,000)		—		1,770,765
Goodwill	1,360,782	(717,562)		—		643,220
Operating lease right-of-use assets	1,332,950	(72,047)		—		1,260,903
Other assets	1,132,523	71,291	+, (ii)	—		1,203,814
TOTAL ASSETS	$11,541,363	$(161,291)		$(1,475,368)		$9,904,704
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Short-term borrowings	$263,709	$—		$(250,000)	(vi)	$13,709
Current portion of long-term debt	1,749,601	—		(1,224,272)	(vi)	525,329
Accounts payable	1,157,755	(21,519)		—		1,136,236
Accrued liabilities	1,237,909	(22,445)	(iii)	(1,096)	(vi)	1,214,368
Total current liabilities	4,408,974	(43,964)		(1,475,368)		2,889,642
Long-term debt	3,940,668	—		—		3,940,668
Operating lease liabilities	1,167,415	(67,232)		—		1,100,183
Other liabilities	636,401	(2,417)		—		633,984
Total liabilities	10,153,458	(113,613)		(1,475,368)		8,564,477
Stockholders’ equity
Preferred Stock, par value $1; shares authorized, 25,000,000; no shares outstanding at June 2024	—	—		—		—
Common Stock, stated value $0.25; shares authorized, 1,200,000,000; shares outstanding at June 2024 - 389,181,642	97,295	—		—		97,295
Additional paid-in capital	3,580,175	—		—		3,580,175
Accumulated other comprehensive loss	(1,053,627)	86,539	(iv)	—		(967,088)
Retained earnings (accumulated deficit)	(1,235,938)	(134,217)	(v)	—		(1,370,155)
Total stockholders’ equity	1,387,905	(47,678)		—		1,340,227
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$11,541,363	$(161,291)		$(1,475,368)		$9,904,704
+ Includes deferred income tax balances that reflect VF's consolidated netting by jurisdiction.

See notes to unaudited pro forma condensed consolidated financial statements.

VF CORPORATION
Pro Forma Condensed Consolidated Statements of Operations
(Unaudited)
(In thousands, except per share amounts)

	Three Months Ended June 29, 2024
	Historical VF (as reported)	Discontinued Operations of Supreme (B)	Pro Forma Adjustments (C)	Notes	Pro Forma VF
Net revenues	$1,907,301	$(138,241)	$—		$1,769,060
Costs and operating expenses
Cost of goods sold	915,643	(52,261)	—		863,382
Selling, general and administrative expenses	1,086,551	(57,853)	—		1,028,698
Impairment of goodwill and intangible assets	145,000	(145,000)	—		—
Total costs and operating expenses	2,147,194	(255,114)	—		1,892,080
Operating loss	(239,893)	116,873	—		(123,020)
Interest expense, net	(55,677)	14,730	5,576	(vii)	(35,371)
Other income (expense), net	(1,950)	464	—		(1,486)
Loss before income taxes	(297,520)	132,067	5,576		(159,877)
Income tax benefit	(38,634)	25,208	1,433	(viii)	(11,993)
Net loss	$(258,886)	$106,859	$4,143		$(147,884)
Net loss per common share
Basic	$(0.67)				$(0.38)
Diluted	$(0.67)				$(0.38)
Weighted average shares outstanding
Basic	388,741				388,741
Diluted	388,741				388,741

See notes to unaudited pro forma condensed consolidated financial statements.

VF CORPORATION
Pro Forma Condensed Consolidated Statements of Operations
(Unaudited)
(In thousands, except per share amounts)

	Year Ended March 30, 2024
	Historical VF (as reported)	Discontinued Operations of Supreme (B)	Pro Forma Adjustments (C)	Notes	Pro Forma VF
Net revenues	$10,454,667	$(538,989)	$—		$9,915,678
Costs and operating expenses
Cost of goods sold	5,017,445	(214,067)	—		4,803,378
Selling, general and administrative expenses	4,963,718	(215,049)	(2,184)	(ix)	4,746,485
Impairment of goodwill and intangible assets	507,566	—	—		507,566
Total costs and operating expenses	10,488,729	(429,116)	(2,184)		10,057,429
Operating income (loss)	(34,062)	(109,873)	2,184		(141,751)
Interest expense, net	(223,408)	57,729	8,896	(vii)	(156,783)
Other income (expense), net	23,785	908	—		24,693
Income (loss) before income taxes	(233,685)	(51,236)	11,080		(273,841)
Income tax expense	735,197	(1,641)	2,851	(viii)	736,407
Net income (loss)	$(968,882)	$(49,595)	$8,229		$(1,010,248)
Net loss per common share
Basic	$(2.49)				$(2.60)
Diluted	$(2.49)				$(2.60)
Weighted average shares outstanding
Basic	388,360				388,360
Diluted	388,360				388,360

See notes to unaudited pro forma condensed consolidated financial statements.

VF CORPORATION
Pro Forma Condensed Consolidated Statements of Operations
(Unaudited)
(In thousands, except per share amounts)

	Year Ended April 1, 2023
	Historical VF (as reported)	Discontinued Operations of Supreme (B)	Pro Forma VF
Net revenues	$11,612,475	$(523,116)	$11,089,359
Costs and operating expenses
Cost of goods sold	5,515,796	(222,869)	5,292,927
Selling, general and administrative expenses	5,033,977	(236,282)	4,797,695
Impairment of goodwill and intangible assets	735,009	(735,009)	—
Total costs and operating expenses	11,284,782	(1,194,160)	10,090,622
Operating income (loss)	327,693	671,044	998,737
Interest expense, net	(164,632)	20,972	(143,660)
Other income (expense), net	(119,774)	2,487	(117,287)
Income (loss) before income taxes	43,287	694,503	737,790
Income tax benefit	(75,297)	57,353	(17,944)
Net income (loss)	$118,584	$637,150	$755,734
Earnings per common share
Basic	$0.31		$1.95
Diluted	$0.31		$1.95
Weighted average shares outstanding
Basic	387,763		387,763
Diluted	388,370		388,370

See notes to unaudited pro forma condensed consolidated financial statements.

VF CORPORATION
Pro Forma Condensed Consolidated Statements of Operations
(Unaudited)
(In thousands, except per share amounts)

	Year Ended April 2, 2022
	Historical VF (as reported)	Discontinued Operations of Supreme (B)	Pro Forma VF
Net revenues	$11,841,840	$(561,503)	$11,280,337
Costs and operating expenses
Cost of goods sold	5,386,393	(232,311)	5,154,082
Selling, general and administrative expenses	4,823,243	(102,601)	4,720,642
Total costs and operating expenses	10,209,636	(334,912)	9,874,724
Operating income	1,632,204	(226,591)	1,405,613
Interest income (expense), net	(131,463)	(1,127)	(132,590)
Loss on debt extinguishment	(3,645)	—	(3,645)
Other income (expense), net	26,154	3,869	30,023
Income from continuing operations before income taxes	1,523,250	(223,849)	1,299,401
Income tax expense (benefit)	306,981	25	307,006
Income from continuing operations	1,216,269	(223,874)	992,395
Earnings per common share - continuing operations
Basic	$3.12		$2.54
Diluted	$3.10		$2.53
Weighted average shares outstanding
Basic	390,291		390,291
Diluted	392,411		392,411

See notes to unaudited pro forma condensed consolidated financial statements.

VF CORPORATION
Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements
The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 29, 2024, and the Unaudited Pro Forma Condensed Consolidated Statements of Operations for the three months ended June 29, 2024 and for the years ended March 30, 2024, April 1, 2023 and April 2, 2022, include the following adjustments:
(A)Reflects the sale of Supreme pursuant to the Purchase Agreement, adjustments required to record the estimated cash proceeds (net of transaction costs) received in connection with the sale of Supreme and recognition of the estimated loss on sale in retained earnings (accumulated deficit) as if the transaction had occurred on June 29, 2024.
(i)Estimated net cash proceeds in connection with the sale of Supreme are as follows:

Base purchase price	$1,500,000
Purchase price adjustment	(5,499)
Total consideration	1,494,501
Estimated transaction costs	(19,133)
Net cash proceeds	$1,475,368
Purchase price adjustment includes items specified in the terms of the Purchase Agreement including preliminary estimates for closing net working capital and closing indebtedness.
(ii)Includes an adjustment of $9.4 million for changes in deferred taxes as a result of the sale of Supreme.
(iii)Includes an adjustment of $19.0 million for tax liabilities associated with the sale of Supreme.
(iv)Reflects the release of currency translation adjustments directly attributable to Supreme in the amount of $86.5 million.
(v)Estimated loss on the sale of Supreme, assuming VF completed the sale as of June 29, 2024, is as follows:

Net cash proceeds	$1,475,368
Net assets sold	(1,513,476)
Accumulated other comprehensive loss	(86,539)
Pre-tax loss on sale	(124,647)
Estimated tax expense	(9,570)
Estimated after-tax loss on sale	$(134,217)
For purposes of the unaudited pro forma condensed consolidated balance sheet, the estimated loss recognized in retained earnings (accumulated deficit) is based on the net carrying value of Supreme as of June 29, 2024 rather than as of the Closing Date of the transaction. As a result, the estimated loss reflected herein may differ materially from the actual loss on the sale of Supreme as of the Closing Date because of the differences in the carrying value of assets and liabilities at the Closing Date.
(B)Reflects the reclassification of the operations of Supreme as a discontinued operation in accordance with ASC 205-20. The Supreme results were adjusted to include costs directly attributed to Supreme and to exclude corporate overhead costs that were previously allocated to Supreme for each period, as they did not meet the discontinued operations criteria.
(C)Reflects additional Pro Forma Adjustments which show how the Supreme sale may have affected VF's historical condensed consolidated balance sheet and condensed consolidated statements of operations as if it occurred on June 29, 2024 and April 2, 2023, respectively.
(vi)Reflects $1.475 billion expected use of cash to pay down debt, including an aggregate $1.0 billion repayment of VF's DDTL required in connection with the Supreme sale, repayment of commercial paper borrowings outstanding on June 29, 2024 of $250.0 million, a $224.3 million partial redemption of VF's 2.400% senior unsecured fixed-rate notes maturing in April 2025 and a $1.1 million payment of accrued interest.
(vii)Reflects the reduction of interest expense related to the repayment of commercial paper borrowings and expected partial redemption of VF's 2.400% senior unsecured fixed-rate notes maturing in April 2025.
(viii)Reflects the estimated income tax impact of the adjustments at the applicable statutory income tax rates in effect within the respective tax jurisdictions during the periods presented.
(ix)In conjunction with the sale of Supreme, VF entered into a transition services agreement ("TSA") with EssilorLuxottica S.A. Under the terms of the TSA, VF will provide certain post-closing accounting, tax, treasury, digital technology, supply chain and human resource services on a transitional basis. The adjustment reflects estimated income of $2.8 million and estimated incremental expenses of $0.6 million from these services over a twelve-month period.